Exhibit 10.10

SUPPLEMENT

Dated November 2, 2007

Reference is made to that certain Credit Agreement, dated as of February 17, 2006 (as amended or modified from time to time, the “Credit Agreement”) among AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P., the “Borrower”), the Banks parties thereto (the “Banks”), and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used in this Supplement have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 2.5(b) of the Credit Agreement, the Borrower has requested an increase in the Total Commitment from $800,000,000 to $1,000,000,000.  Such increase in the Total Commitment is to become effective on the date (the “Effective Date”) which is the later of (i) November 2, 2007 and (ii) the date on which the conditions set forth in Section 2.5(b) in respect of such increase have been satisfied.  In connection with such requested increase in the Total Commitment, the Borrower, the Administrative Agent and JPMORGAN CHASE BANK, N.A. (the “Accepting Bank”) hereby agree as follows:

1.           Effective as of the Effective Date, the Commitment of the Accepting Bank under the Credit Agreement shall be increased from $95,000,000 to the amount set forth opposite the Accepting Bank’s name on the signature page hereof.

2.           The Borrower hereby represents and warrants that as of the date hereof and as of the Effective Date: (a) all representations and warranties of the Borrower contained in Section 5 of the Credit Agreement (other than the Borrower’s representation and warranty set forth in Section 5.5) shall be true and correct in all material respects as though made on such date; and (b) no event shall have occurred and then be continuing which constitutes a Default.

3.           THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.           This Supplement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIANCEBERNSTEIN L.P., as Borrower

By:	/s/ John J. Onofrio, Jr.
Name:	John J. Onofrio, Jr.
Title:	Vice President and Treasure

1

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$122,500,000	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Jeanne O’Connell Horn
	Name:	Jeanne O’Connell Horn
	Title:	Vice President

2

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$122,500,000	DEUTSCHE BANK AG, NEW YORK BRANCH

	By:	/s/ Kathleen Bowers
	Name:	Kathleen Bowers
	Title:	Director

	By:	/s/ Richard Herder
	Name:	Richard Herder
	Title:	Managing Director

1

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$122,500,000	THE BANK OF NEW YORK

	By:	/s/ Joanne Carey
	Name:	Joanne Carey
	Title:	Vice President

1

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$85,000,000	CREDIT SUISSE, CAYMAN ISLANDS BRANCH

	By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

	By:	/s/ Petra Jaek
	Name:	Petra Jaek
	Title:	Assistant Vice President

1

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$85,000,000	STATE STREET BANK AND TRUST COMPANY

	By:	/s/ Paul J. Koobatian
	Name:	Paul J. Koobatian
	Title:	Vice President

1

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$85,000,000	HSBC BANK USA, NATIONAL ASSOCIATION

	By:	/s/ Scott H. Buitekant
	Name:	Scott H. Buitekant
	Title:	Managing Director

1

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$60,000,000	MERRILL LYNCH BANK USA

	By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	Director

1

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$35,000,000	ABN AMRO BANK N.V.

	By:	/s/ Lawrence O. Reilly
	Name:	Lawrence O. Reilly
	Title:	Senior Vice President

	By:	/s/ Frederick P. Engler
	Name:	Frederick P. Engler
	Title:	Senior Vice President

1

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent
By:	/s/ Sanjay H. Gurnani
Name:	Sanjay H. Gurnani
Title:	Senior Vice President

COMMITMENT	ACCEPTING BANK

$137,500,000	BANK OF AMERICA, N.A.

	By:	/s/ Sanjay H. Gurnani
	Name:	Sanjay H. Gurnani
	Title:	Senior Vice President

1